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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	1-13515 (Commission File Number)	25-0484900 (IRS Employer Identification No.)
2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (303) 812-1400

Item 5. Other Events and Required FD Disclosure.

        On February 25, 2003, the Board of Directors of Forest Oil Corporation ("Forest") approved Amendment No. 1 ("Amendment No. 1") to Forest's Restated Bylaws dated February 14, 2001 (the "Restated Bylaws"). Amendment No. 1 amends Forest's Restated Bylaws to include (i) procedures applicable to shareholder proposals, including nominations for the election of directors, at meetings of shareholders and (ii) provisions reducing the number of directors required to serve on any committee of the Board of Directors.

        The following description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, filed as Exhibit 99.1 hereto and incorporated by reference herein.

  Procedures Applicable to Shareholder Proposals

        Amendment No. 1 requires that in order for any shareholder proposal, including any nominations for the election of directors, to be properly brought before an annual meeting of shareholders, shareholders must provide prior notice to the Secretary of Forest at the principal executive office of Forest not less than 60 days nor more than 90 days prior to the first anniversary of the date on which Forest first mailed its proxy materials for the preceding year's annual meeting. However, for the 2003 Annual Meeting, such notice may be delivered no less than 15 days prior to the first anniversary of the date (March 29, 2002) on which the Company first mailed its proxy materials for the preceding year's annual meeting. Such prior notice must include specific information regarding the matter proposed or, in the case of a nomination of a person for election as a director, specific information regarding the nominee.

        The procedures included in Amendment No. 1 applicable to shareholder proposals at shareholder meetings shall not apply to any shareholder proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

  Provisions Relating to Committees of the Board of Directors

        Amendment No. 1 also includes a provision that reduces the number of directors required to serve on any committee of the Board of Directors from three directors to two directors or such other number of directors as required by applicable legal or exchange listing requirements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Business Acquired.

        Not applicable.

(b)
Pro Forma Financial Information.

        Not applicable.

(c)
Exhibits.

Exhibit	Description
99.1	Amendment No. 1, dated as of February 25, 2003, to the Restated Bylaws of Forest Oil Corporation dated as of February 14, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: February 26, 2003	By	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President Legal Affairs and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Amendment No. 1, dated as of February 25, 2003, to the Restated Bylaws of Forest Oil Corporation dated as of February 14, 2001.

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K